Exhibit 10.2

NEW PURCHASER GROUP SUPPLEMENT

NEW PURCHASER GROUP SUPPLEMENT, dated as of February 21, 2008 (the “Purchaser Group Addition Date”) among CALYON NEW YORK BRANCH and ATLANTIC ASSET SECURITIZATION LLC (collectively, the “New Purchaser Group”), the Funding Agent with respect to such New Purchaser Group listed in the signature pages hereof (the “Funding Agent”), AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, a Delaware limited liability company (the “Company”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and AVIS BUDGET CAR RENTAL, LLC, as Administrator (the “Administrator”).

W I T N E S S E T H:

WHEREAS, this New Purchaser Group Supplement is being executed and delivered in connection with the addition of the New Purchaser Group pursuant to Section 2.6(e) of the Series 2008-1 Supplement, dated as of February 15, 2008 (as may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof, the “Series 2008-1 Supplement”; terms defined therein being used herein as therein defined), among the Company, the Administrator, the CP Conduit Purchasers, the Funding Agents and the APA Banks from time to time parties thereto, the Administrative Agent and The Bank of New York Trust Company, N.A., as trustee (in such capacity, the “Trustee”) and as Series 2008-1 Agent, to the Second Amended and Restated Base Indenture, dated as of June 3, 2004 (as may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof, the “Base Indenture” and, the Base Indenture as supplemented by the Series 2008-1 Supplement, the “Indenture”), between the Company and the Trustee; and

WHEREAS, the New Purchaser Group wishes to become a CP Conduit Purchaser and the APA Bank with respect to such CP Conduit Purchaser under the Series 2008-1 Supplement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.  Upon the execution and delivery of this New Purchaser Group Supplement by the New Purchaser Group, the Funding Agent with respect thereto, the Company, the Administrator and the Administrative Agent, the New Purchaser Group and the Funding Agent with respect thereto shall be parties to the Series 2008-1 Supplement and the related Fee Letter for all purposes thereof; including, for the avoidance of doubt, receipt by the New Purchaser Group of an Upfront Fee, to be paid on the Purchaser Group Addition Date.

2.  Each of the parties to this New Purchaser Group Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this New Purchaser Group Supplement.

3.  By executing and delivering this New Purchaser Group Supplement, the New Purchaser Group confirms and agrees as follows:

(i)  the New Purchaser Group has received a copy of the Indenture and such other Series 2008-1 Documents, Transaction Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this New Purchaser Group Supplement;

(ii)  the New Purchaser Group will, independently and without reliance upon the Administrative Agent or any other Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Indenture;

(iii)  the New Purchaser Group appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Series 2008-1 Supplement as are delegated to the Administrative Agent by the terms thereof together with such powers as are reasonably incidental thereto, all in accordance with Article IX of the Series 2008-1 Supplement;

(iv)  each member of the New Purchaser Group appoints and authorizes the Funding Agent to take such action as agent on its behalf and to exercise such powers under the Series 2008-1 Supplement as are delegated to such Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article X of the Series 2008-1 Supplement; and

(v)  each member of the New Purchaser Group agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Indenture are required to be performed by it as a member of the New Purchaser Group.

4.  Each of the Company, the Administrative Agent and the Administrator represent that, as of the Purchaser Group Addition Date, the Series 2008-1 Invested Amount is zero.

5.  Schedule I hereto sets forth the Maximum Purchaser Group Invested Amount and Commitment Percentages of the New Purchaser Group as of the Purchaser Group Addition Date, as well as administrative information with respect to the New Purchaser Group and its Funding Agent.

6.  Schedule II hereto sets forth the Maximum Purchaser Group Invested Amount and Commitment Percentages of each Purchaser Group party to the Series 2008-1 Supplement as of the Purchaser Group Addition Date.

7.  This New Purchaser Group Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this New Purchaser Group Supplement to be executed by their respective duly authorized officers as of the date first set forth above.

ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser

By: Calyon New York Branch, as attorney-in-fact

By: __/s/ Sam Pilcer___________________
Name: Sam Pilcer
Title: Managing Director

By: _/s/ Kostantina Kourmpetis_________
Name: Kostantina Kourmpetis
Title: Managing Director

CALYON NEW YORK BRANCH, as a Funding Agent and an APA Bank

By: ___/s/ Sam Pilcer__________________
Name: Sam Pilcer
Title: Managing Director

By: __/s/ Kostantina Kourmpetis________
Name: Kostantina Kourmpetis
Title: Managing Director

CONSENTED AND ACKNOWLEDGED:

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC

By:  _/s/: Rochelle Tarlowe____________________
Name: Rochelle Tarlowe
Title: Vice President and Treasurer

AVIS BUDGET CAR RENTAL, LLC,

as Administrator

By:  _/s/: Rochelle Tarlowe____________________
Name: Rochelle Tarlowe
Title: Vice President and Treasurer

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

By:  _/s/: Julie C. Kraft__________________
Name: Julie C. Kraft
Title:  Vice President

CP Conduit	APA Bank	Funding Agent	APA Bank Percentage	Maximum Purchaser Group Invested Amount	Match Funding	Commitment Percentage
Atlantic Asset Securitization LLC	Calyon New York Branch	Calyon New York Branch	100%	$145,000,000	No	18.13%

Addresses for Notices

CP Conduit:

Atlantic Asset Securitization LLC
c/o Calyon New York Branch
1301 Avenue of the Americas
New York, New York 10019

APA Bank/Funding Agent:

Calyon New York Branch
1301 Avenue of the Americas
New York, New York 10019

	CP Conduit	APA Bank	Funding Agent	APA Bank Percentage	Maximum Purchaser Group Invested Amount	Match Funding	Purchased Percentage
1.	Thames Asset Global Securitization No. 1., Inc.	The Royal Bank of Scotland plc, New York Branch	The Royal Bank of Scotland plc	100%	$175,000,000	Yes	21.88%
2.	Montage Funding LLC	Deutsche Bank AG, New York Branch	Deutsche Bank AG, New York Branch	100%	$115,000,000	No	14.38%
3.	Liberty Street Funding LLC	The Bank of Nova Scotia	The Bank of Nova Scotia	100%	$125,000,000	No	15.63%
4.	YC SUSI Trust	Bank of America, National Association	Bank of America, National Association	100%	$50,000,000	No	6.25%
5.	Falcon Asset Securitization Company LLC	JPMorgan Chase Bank, N.A.	JPMorgan Chase Bank, N.A.	100%	$190,000,000	No	23.75%
6.	Atlantic Asset Securitization LLC	Calyon New York Branch	Calyon New York Branch	100%	$145,000,000	No	18.13%